EX10.1
FIRST AMENDMENT
OF
CHS INC. DEFERRED COMPENSATION PLAN
(2024 Restatement)
WHEREAS, CHS Inc. (the “Company”) has heretofore established and maintains a nonqualified deferred compensation plan which is currently embodied in an amended and restated document effective September 1, 2024 and entitled “CHS Inc. Deferred Compensation Plan, Master Plan Document (2024 Restatement)” as amended (hereinafter, the “Plan document”);
WHEREAS, the Company has reserved to itself the power to make further amendments of the Plan document;
NOW, THEREFORE, the Plan document is hereby amended as follows:
1.SCHEDULED DISTRIBUTIONS UNDER SHARE OPTION PLAN. Effective December 31, 2025, Section 1.6(c) of Appendix A of the Plan shall be amended to read in full as follows:

(c) Effective on and after December 31, 2025, no changes to a Scheduled Distribution of the SOP Account shall be permitted.

2.SAVINGS CLAUSE. Save and except as expressly herein amended, the Plan document shall remain in full force and effect.

CHS Inc.

By: ________________________________
Title: President and Chief Executive Officer
4906-6376-9875\1